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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Charles E. Smith Residential Realty L.P.'s previously filed Registration Statement File No. 33-82382, Registration Statement File No. 333-67421, and Registration Statement File No. 333-41588.


                                                  /s/ ARTHUR ANDERSEN LLP
                                                  -----------------------
                                                  Arthur Andersen, LLP


Vienna, Virginia
March 30, 2001